Armada Hoffler Properties, Inc. Fourth Quarter 2014 Supplemental Information 1 Exhibit 99.2

Table of Contents

Forward Looking Statements 3
Corporate Profile 4
Quarter Results and Financial Summary 5
Highlights 6
2015 Outlook 7
Summary Information 8
Summary Balance Sheet 9
Summary Income Statement 10
Normalized FFO, Core FFO & AFFO 11
Summary of Outstanding Debt 12
Core Debt to Core EBITDA 13
Debt Information 14
Portfolio Summary & Business Segment Overview 15
Stabilized Portfolio Summary 16
Stabilized Portfolio Summary Footnotes 17
Development Pipeline 18
Acquisitions & Dispositions 19
Construction Business Summary 20
Operating Results & Property-Type Segment Analysis 21
Same Store NOI by Segment 22
Top 10 Tenants by Annual Base Rent 23
Office Lease Summary 24
Retail Lease Summary 26
Historical Occupancy 28
Net Asset Value Component Data 31
Appendix - Definitions & Reconciliations 32
Definitions 33
Reconciliations 38

Forward Looking Statements

This Supplemental Information should be read in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2014, and the unaudited consolidated financial statements appearing in our press release dated February 12, 2015, which has been furnished as Exhibit 99.1 to our Form 8-K filed on
February 12, 2015. The Company makes statements in this Supplemental Information that are forward-
looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in
Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the
Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements.  Likewise, all of our statements regarding anticipated growth in our funds from operations, normalized funds from operations, core funds from operations, adjusted funds from operations, funds available for distribution and net operating income are forward-looking statements.  You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,”
“may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-
looking statements by discussions of strategy, plans or intentions.
Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and the Company may not be able to realize them. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all).  For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the
Securities and Exchange Commission (the “SEC”), and the documents subsequently filed by us from time to time with the SEC.

Corporate Profile

Corporate Information
Management & Board
Board of Directors Corporate Officers
Daniel A. Hoffler Executive Chairman of the Board Louis S. Haddad President and Chief Executive Officer
A. Russell Kirk Vice Chairman of the Board Anthony P. Nero President of Development
Louis S. Haddad Director Shelly R. Hampton President of Asset Management
John W. Snow Lead Independent Director Eric E. Apperson President of Construction
George F. Allen Independent Director Michael P. O’Hara Chief Financial Officer and Treasurer
James A. Carroll Independent Director Eric L. Smith Vice President of Operations and Corporate Secretary
James C. Cherry Independent Director
Joseph W. Prueher Independent Director
Analyst Coverage
Raymond James & Associates Robert W. Baird & Co. Stifel, Nicolaus & Company, Inc. Wunderlich Securities
Bill Crow David Rodgers John Guinee Craig Kucera
(727) 567-2594 (216) 737-7341 (443) 224-1307 (540) 277-3366
bill.crow@raymondjames.com
drodgers@rwbaird.com jwguinee@stifel.com ckucera@wundernet.com
Investor Relations Contact
Julie Loftus Trudell
Vice President of Investor Relations
(757) 366-6692
jtrudell@armadahoffler.com
Armada Hoffler Properties, Inc. (NYSE: AHH) is a full service real estate company that develops, constructs, and owns institutional grade office, retail, and multifamily properties in the Mid-Atlantic United States.  The Company also provides general contracting and development services to third-party clients throughout the Mid-Atlantic and Southeastern regions.  Armada Hoffler Properties, Inc. was founded in 1979 and is headquartered in Virginia Beach, VA.  The
Company has elected to be taxed as a real estate investment trust (REIT) for U.S. federal income tax purposes.

Fourth Quarter Results and Financial Summary

Highlights
•
Funds From Operations (“FFO”) of $8.0 million, or $0.20 per diluted share, for the quarter ended December 31, 2014.
FFO of $28.1 million, or $0.80 per diluted share, for the full-year 2014.
•
Core FFO of $7.9 million, or $0.20 per diluted share, for the quarter ended December 31, 2014.  Core FFO of $29.4 million, or $0.84 per diluted share, for the full-year 2014.
•
Occupancy up to 95.7%, compared to 95.1 % as of September 30, 2014 and 94.4% as of December 31, 2013.
•
Increased quarterly GAAP and Cash Same Store Net Operating Income (“NOI”) 2.9% and 3.0%, respectively, compared to the fourth quarter of 2013.
•
Increased annual GAAP and Cash Same Store NOI 2.0% and 0.7%, respectively, compared to the full-year 2013.
•
In the fourth quarter, completed the sale of the Virginia Natural Gas office building for approximately $8.9 million, representing a cap rate of 6.25%.
•
In January 2015, completed the sale of the Sentara Williamsburg office building for approximately $15.4 million, representing a cap rate of 6.3%.
•
Entered into agreements to acquire two grocery anchored retail centers located in Maryland. These pending acquisitions will add over 185,000 square feet to the Company’s portfolio with a combined occupancy of approximately
90%. The Company intends to acquire 100% interests in these centers in exchange for a combination of common stock and cash including the net proceeds from the Sentara Williamsburg sale.  These acquisitions are expected to be accretive to 2015 FFO per diluted share and are expected to close by the end of the first quarter of 2015. Both transactions are subject to customary closing conditions.
•
Entered into a commitment with a syndicate of banks co-led by Bank of America and Regions Bank for a new, expanded and unsecured $200 million senior credit facility that includes a $50 million term loan.
•
Declared a cash dividend of $0.17 per common share for the first quarter of 2015, representing a 6.3% increase over the prior quarter’s cash dividend.  The first quarter dividend will be payable on April 9, 2015 to stockholders of record on
April 1, 2015.
•
Introduces 2015 Normalized FFO guidance in the range of $0.85 to $0.90 per diluted share.

2015 Outlook

Full-year 2015 Guidance
Total GAAP NOI $52.3M $53.3M
Construction company annual segment gross profit $4.5M $5.0M
General and administrative expenses $8.3M $8.6M
Interest expense $14.0M $15.0M
Normalized FFO per diluted share $0.85 $0.90
Expected Ranges

Summary Information

$ in thousands, except per share
Market Capitalization Key Financials
12/31/2014 Financial Information: 12/31/2014
% of Total
Equity
Total Market
Capitalization Rental revenues $17,521
Market Data General contracting and real estate services revenues 32,060
Total Common Shares Outstanding 63% 25,023                         Rental properties Net Operating Income (NOI) 11,572
Operating Partnership ("OP") Units Outstanding 37% 14,776                         General contracting and real estate services gross profit 1,113
Common shares and OP units outstanding 100% 39,799                         Net income 5,226
Market price per common share $9.49 Funds From Operations (FFO) 7,991
Equity market capitalization $377,689 FFO per diluted share $0.20
Total debt 359,229                       Normalized FFO 8,156
Total market capitalization $736,918 Normalized FFO per diluted share $0.20
Less: cash (30,107)                        Core FFO 7,938
Total enterprise value $706,811 Core FFO per diluted share $0.20
Weighted Average Shares/Units Outstanding 39,796
Stable Portfolio Metrics Debt Metrics
12/31/2014
Rentable square feet or number of units: 12/31/2014
Office
(1)
918,162                       Key Metrics
Retail
(2)
1,200,738                    Core debt/enterprise value 34.6%
Multifamily
(3)
626                               Fixed charge coverage ratio:
EBITDA
(7)
$10,597
Occupancy: Interest 2,671
Office
(4)
95.2% Principal 800
Retail
(4)
96.4% Total Fixed Charges 3,471
Multifamily
(5)
95.7% Fixed charge coverage ratio 3.05x
Weighted Average
(6)
95.7% Core Debt/Annualized Core EBITDA 6.1x
Three months ended
Three months ended
(1) Excludes 4525 Main Street
(2) Excludes Greentree Shopping Center
(3) Excludes Liberty, Encore, and Whetstone Apartments
(4) Office and retail occupancy based on leased square feet as a % of respective total
(5) Multifamily occupancy based on occupied units as a % of respective total
(6) Total occupancy weighted by annualized base rent
(7) Excludes $2.2M gain on disposition

Summary Balance Sheet

$ in thousands
12/31/2014 12/31/2013
Assets (Unaudited)
Real estate investments:
Income producing property $513,918 $406,239
Construction in progress 81,082               56,737
Accumulated depreciation (116,099)            (105,228)
Net real estate investments 478,901             357,748
Real estate investments held-for-sale 8,538                   -
Cash and cash equivalents 25,883               18,882
Restricted cash 4,224                   2,160
Accounts receivable, net 20,548               18,272
Construction receivables, including retentions 19,432               12,633
Costs and estimated earnings in excess of billings 272                      1,178
Other assets 33,108               24,409
Total Assets $590,906 $435,282
Liabilities and Equity
Indebtedness $359,229 $277,745
Accounts payable and accrued liabilities 8,358                   6,463
Construction payables, including retentions 42,399               28,139
Billings in excess of costs and estimated earnings 1,053                   1,541
Other liabilities 17,961               15,873
Total Liabilities 429,000             329,761
Total Equity 161,906             105,521
Total Liabilities and Equity $590,906 $435,282
As of

Three months ended		Year ended	
	12/31/2014	12/31/2013	12/31/2014	12/31/2013
Revenues	(Unaudited)		(Unaudited)	
Rental revenues	$17,521	$14,992	$64,746	$57,520
General contracting and real estate services	32,060	19,373	103,321	82,516
Total Revenues	49,581	34,365	168,067	140,036
Expenses				
Rental expenses	4,437	3,557	16,667	14,025
Real estate taxes	1,512	1,347	5,743	5,124
General contracting and real estate services	30,947	17,945	98,754	78,813
Depreciation and amortization	4,976	3,786	17,569	14,898
General and administrative	1,943	1,725	7,711	6,937
Acquisition, development & other pursuit costs	55	-	229	-
Impairment charges	-	47	15	580
Total Expenses	43,870	28,407	146,688	120,377
Operating Income	5,711	5,958	21,379	19,659
Interest expense	(2,671)	(2,501)	(10,648)	(12,303)
Loss on extinguishment of debt	-	(135)	-	(2,387)
Gain on acquisitions and dispositions	2,211	-	2,211	9,460
Other income (loss)	(90)	(46)	(113)	297
Income before taxes	5,161	3,276	12,829	14,726
Income tax benefit (provision)	65	(410)	(70)	(273)
Net Income	$5,226	$2,866	$12,759	$14,453
Net Income attributable to Predecessor	-	-	-	(2,020)
Net Income attributable to stockholders and unitholders	$5,226	$2,866	$12,759	$12,433
Per Share (Basic and Diluted)	$0.13	$0.09	$0.36	$0.39
Weighted Average Shares/Units	39,796	32,223	35,071	32,105

ARMADA HOFFLER PROPERTIES

Summary Income Statement 10 $ in thousands

Normalized FFO, Core FFO & AFFO

$ in thousands, except per share
(1) Excludes tenant improvements and leasing commissions on first generation rental space.
Three months ended Year ended
12/31/2014 12/31/2014
(Unaudited)
Net income $5,226 $12,759
Depreciation and amortization 4,976 17,569
Gain on acquisitions (2,211) (2,211)
FFO 7,991 28,117
FFO per weighted average share $0.20 $0.80
Normalized FFO
Acquisition costs 55 229
Loss on extinguishment of debt - -
Impairment charges - 15
Derivative (income) losses 110 233
Normalized FFO 8,156 28,594
Normalized FFO per weighted average share $0.20 $0.82
Core FFO
Derivative income (losses) (110) (233)
Non-cash stock compensation 197 917
Non-stabilized development pipeline adjustments (305) 79
Core FFO 7,938 29,357
Core FFO per weighted average share $0.20 $0.84
AFFO
Non-Stabilized development pipeline adjustments 305 (79)
Acquisition costs (55) (229)
Tenant improvements, leasing commissions (3,114) (5,311)
Leasing incentives (334) (462)
Property related capital expenditures (583) (1,479)
Non cash interest expense 104 514
GAAP Adjustments
Net effect of straight-line rents (394) (1,887)
Amortization of lease incentives and above (below) market rents 172 633
Derivative (income) losses 110 233
Government development grants - 300
AFFO 4,149 21,590
AFFO per weighted average share $0.10 $0.62
(1)

Summary of Outstanding Debt

$ in thousands
(1) LIBOR rate is determined by individual lenders.
(2) Subject to an interest rate swap lock.
(3) Principal balance excluding any fair value
      adjustment recognized upon acquisition.
(4) Excludes fair value adjustment
Weighted Average Fixed Interest Rate 5.3%
Weighted Average Variable Interest Rate 2.1%
Total Weighted Average Interest Rate
(4)
3.4%
Variable Interest Rate as a % of Total (excluding interest rate caps)
(4)
59.7%
Weighted Average Maturity (years)
(4)
8.3
Debt
Amount
Outstanding Interest Rate
(1)
Effective Rate as of
December 31, 2014 Maturity Date
Balance at
Maturity
Virginia Beach Town Center
249 Central Park Retail $15,566 5.99% September 8, 2016 $15,084
South Retail 6,867                        5.99% September 8, 2016 6,655
Studio 56 Retail 2,618                        3.75% May 7, 2015 2,592
Commerce Street Retail 5,549                        LIBOR +2.25% 2.40% October 31, 2018 5,264
Fountain Plaza Retail 7,783                        5.99% September 8, 2016 7,542
Dick's at Town Center 8,216                        LIBOR+2.75% 2.90% October 31, 2017 7,889
The Cosmopolitan 47,132                      3.75% July 1, 2051 -
Diversified Portfolio
Oyster Point 6,274                        5.41% December 1, 2015 6,089
Broad Creek Shopping Center
   Note 1 4,452                        LIBOR +2.25% 2.40% October 31, 2018 4,223
   Note 2 8,173                        LIBOR +2.25% 2.40% October 31, 2018 7,752
   Note 3 3,422                        LIBOR +2.25% 2.40% October 31, 2018 3,246
Hanbury Village
   Note 1 21,218                      6.67% October 11, 2017 20,499
   Note 2 4,090                        LIBOR +2.25% 2.40% October 31, 2018 3,777
Harrisonburg Regal 3,659                        6.06% June 8, 2017 3,165
North Point Center
   Note 1 10,149                      6.45% February 5, 2019 9,333
   Note 2 2,753                        7.25% September 15, 2025 1,344
   Note 5 685                           LIBOR+2.00% 3.57%
(2)
February 1, 2017 641
Tyre Neck Harris Teeter 2,437                        LIBOR +2.25% 2.40% October 31, 2018 2,235
Smith's Landing 24,470                      LIBOR+2.15% 2.30% January 31, 2017 23,793
185,513                   131,123
Credit Facility 59,000                      LIBOR + 1.60% - 2.20% 1.90% May 13, 2016 59,000
Total including Credit Facility $244,513 $190,123
Development Pipeline
4525 Main Street $30,870 LIBOR+1.95% 2.10% January 30, 2017 30,870
Encore Apartments 22,215                      LIBOR+1.95% 2.10% January 30, 2017 22,215
Whetstone Apartments 16,019                      LIBOR+1.90% 2.05% October 8, 2016 16,019
Sandbridge Commons 5,892                        LIBOR+1.85% 2.00% January 17, 2018 5,892
Liberty Apartments 20,603
(3)
5.66% November 1, 2043 -
Oceaneering 13,490                      LIBOR+1.75% 1.90% February 28, 2018 13,490
Commonwealth of Virginia - Chesapeake 3,585                        LIBOR+1.90% 2.05% August 28, 2017 3,585
Lightfoot Marketplace 3,484                        LIBOR+1.90% 2.05% November 14, 2017 3,484
Total Notes Payable - Development Pipeline 116,158                   95,555
Unamortized fair value adjustments (1,442)                       -
Total Notes Payable $359,229 $285,678
4Q 2014 Year to Date
Capitalized Interest $794 $2,752

Core Debt to Core EBITDA

Three months ended
12/31/2014 12/31/2014
(Unaudited) (Unaudited)
Net Income $5,226 Total Debt $359,229
Excluding: Excluding:
Interest Expense 2,671                              Development Pipeline Unstabilized Debt (114,716)
Income Tax (65)
Depreciation and amortization 4,976                              Core Debt $244,513
EBITDA 12,808
Additional Adjustments:
Gain on dispositions (2,211)
Early extinguishment of debt -                                  Core Debt/Annualized Core EBITDA 6.1x
Derivative (income) losses 110
Non-cash stock compensation 197
Development Pipeline (802)
Total Other Adjustments (2,706)
Core EBITDA $10,102
Annualized Core EBITDA $40,408
$ in thousands

Debt Information

$ in thousands
Interest Rate Cap Agreements At or Below 1.50%
Effective Date Maturity Date Strike Rate Notional Amount
May 31, 2012 May 29, 2015 1.09% $8,888
September 1, 2013 March 1, 2016 1.50% 40,000
October 4, 2013 April 1, 2016 1.50% 18,500
March 14, 2014 March 1, 2017 1.25% 50,000
Total Interest Rate Caps at or Below 1.50% $117,388
Fixed Debt Outstanding (excludes fair value adjustment) 145,307
Total Fixed Interest Rate Debt (including caps) $262,695
Fixed Interest Rate Debt as a % of Total 73%
$0
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
2015 2017 2019 and
thereafter
Debt Maturity as of
12/31/2014
2016 2018

Portfolio Summary & Business Segment Overview

Stabilized Portfolio Summary

As of 12/31/14
Property Location Year Built
Net Rentable
Square Feet
(1)
Occupied Sq. Ft. % Leased
(2)
Annualized
Base Rent
(3)
Annualized
Base Rent per
Leased Sq. Ft.
(3)
Average Net
Effective
Annual Base
Rent per
Leased Sq. Ft.
(4)
Office Properties
Armada Hoffler Tower
(5)
Virginia Beach, VA 2002 323,966 312,415 96.4% $8,320,174 $26.63 $27.46
One Columbus Virginia Beach, VA 1984 129,424 129,424 100.0% 3,018,331 23.32 23.34
Two Columbus Virginia Beach, VA 2009 108,464 98,938 91.2% 2,528,923 25.56 25.75
Richmond Tower Richmond, VA 2010 206,969 204,083 98.6% 7,569,747 37.09 41.81
Oyster Point Newport News, VA 1989 100,139 80,128 80.0% 1,767,387 22.06 21.12
Sentara Williamsburg
(6)
Williamsburg, VA 2008 49,200 49,200 100.0% 1,006,140 20.45 20.50
Subtotal / Weighted Average Office Portfolio
(7)
918,162 874,188 95.2% $24,210,702 $27.70 $29.04
Retail Properties Not Subject to Ground Lease
Bermuda Crossroads Chester, VA 2001 111,566 109,966 98.6% 1,522,001 13.84 14.03
Broad Creek Shopping Center Norfolk, VA 1997-2001 227,691 221,576 97.3% 3,091,636 13.95 12.66
Courthouse 7-Eleven Virginia Beach, VA 2011 3,177 3,177 100.0% 125,000 39.35 43.81
Gainsborough Square Chesapeake, VA 1999 88,862 85,782 96.5% 1,346,126 15.69 15.16
Hanbury Village Chesapeake, VA 2006-2009 61,049 52,716 86.4% 1,278,659 24.26 24.46
North Point Center Durham, NC 1998-2009 215,690 200,890 93.1% 2,383,713 11.87 11.91
Parkway Marketplace Virginia Beach, VA 1998 37,804 37,804 100.0% 737,456 19.51 19.44
Harrisonburg Regal Harrisonburg, VA 1999 49,000 49,000 100.0% 683,550 13.95 13.95
Dick's at Town Center Virginia Beach, VA 2002 103,335 103,335 100.0% 1,179,866 11.42 11.72
249 Central Park Retail
(8)
Virginia Beach, VA 2004 91,171 83,481 91.6% 2,424,086 29.04 28.29
Studio 56 Retail Virginia Beach, VA 2007 11,600 9,832 84.8% 371,200 37.75 37.58
Commerce Street Retail
(9)
Virginia Beach, VA 2008 19,173 19,173 100.0% 781,588 40.77 37.06
Fountain Plaza Retail Virginia Beach, VA 2004 35,961 35,961 100.0% 970,230 26.98 26.79
South Retail Virginia Beach, VA 2002 38,493 38,493 100.0% 921,559 23.94 24.31
Dimmock Square Colonial Heights, VA 1998 106,166 106,166 100.0% 1,769,435 16.67 16.76
Subtotal / Weighted Avg Retail Portfolio not Subject to Ground Leases
(10)
1,200,738 1,157,352 96.4% $19,586,105 $16.92 $16.61
Retail Properties Subject to Ground Lease
Bermuda Crossroads
(11)
Chester, VA 2001
(13)
100.0% 163,350
Broad Creek Shopping Center
(12)
Norfolk, VA 1997-2001
(14)
100.0% 588,126
Hanbury Village
(11)
Chesapeake, VA 2006-2009
(15)
100.0% 1,067,598
North Point Center
(11)
Durham, NC 1998-2009
(16)
100.0% 1,062,784
Tyre Neck Harris Teeter
(12)
Portsmouth, VA 2011
(17)
100.0% 508,134
Subtotal / Weighted Avg Retail Portfolio Subject to Ground Leases 100.0% $3,389,992
Total / Weighted Avg Retail Portfolio 1,200,738
(18)
1,157,352 96.4% $22,976,097 $16.92 $16.61
Total / Weighted Average Retail and Office Portfolio 2,118,900 2,031,540 95.9% $47,186,799 $21.56 $21.95
Property Location Year Built Units
(19)
% Leased
(2)
Annualized
Base Rent
(20)
Average
Monthly Base
Rent per
Leased Unit
(21)
Multifamily
Smith's Landing
(22)
Blacksburg, VA 2009 284 97.9% $3,472,020 $1,040.77
The Cosmopolitan Virginia Beach, VA 2006 342 93.9% 6,937,078 1,571.26
Total / Weighted Avg Multifamily Portfolio 626 95.7% $10,409,098 $1,325.06

Stabilized Portfolio Summary Footnotes

1) The net rentable square footage for each of our office properties is the sum of (a) the square footages of existing leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally determined consistently with the Building Owners and Managers Association, or BOMA, 1996
measurement guidelines. The net rentable square footage for each of our retail properties is the sum of (a) the square footages of existing leases, plus (b) for available space, the field verified square footage.
2) Percentage leased for each of our office and retail properties is calculated as (a) square footage under executed leases as of December 31, 2014, divided by (b) net rentable square feet, expressed as a percentage. Percentage leased for our multifamily properties is calculated as (a) total units occupied as of December 31, 2014, divided by (b) total units available, expressed as a percentage.
3) For the properties in our office and retail portfolios, annualized base rent is calculated by multiplying (a) base rental payments for executed leases as of December 31, 2014 (defined as cash base rents
(before abatements) excluding tenant reimbursements for expenses paid by the landlord), by (b) 12. Annualized base rent per leased square foot is calculated by dividing (a) annualized base rent, by (b)
square footage under commenced leases as of December 31, 2014. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.
4) Average net effective annual base rent per leased square foot represents (a) the contractual base rent for leases in place as of December 31, 2014, calculated on a straight-line basis to amortize free rent periods and abatements, but without regard to tenant improvement allowances and leasing commissions, divided by (b) square footage under commenced leases as of December 31, 2014.
5) As of December 31,2014, the Company occupied 18,984 square feet at this property at an annualized base rent of $529,746 or $27.90 per leased square foot, which amounts are reflected in the % leased, annualized base rent and annualized base rent per square foot columns in the table above. The rent paid by us is eliminated from our revenues in consolidation. In addition, effective March 1, 2013, the
Company sublease approximately 5,000 square feet of space from a tenant at this property.
6)
This property is subject to a triple net lease pursuant to which the tenant pays operating expenses, insurance and real estate taxes.
7)
Includes square footage and annualized base rent pursuant to leases for space occupied by us.
8) As of December 31, 2014, the Company occupied 8,995 square feet at this property at an annualized base rent of $287,300, or $31.94 per leased square foot, which amounts are reflected in the % leased, annualized base rent and annualized base rent per square foot columns in the table above. The rent paid by us is eliminated from our revenues in consolidation.
9)
Includes $32,460 of annualized base rent pursuant to a rooftop lease.
10)
Reflects square footage and annualized base rent pursuant to leases for space occupied by AHH.
11) For this ground lease, the Company own the land and the tenant owns the improvements thereto.  The Company will succeed to the ownership of the improvements to the land upon the termination of the ground lease.
12) The Company lease the land underlying this property from the owner of the land pursuant to a ground lease. The Company re-lease the land to our tenant under a separate ground lease pursuant to which our tenant owns the improvements on the land.
13)
Tenants collectively lease approximately 139,356 square feet of land from us pursuant to ground leases.
14)
Tenants collectively lease approximately 299,170 square feet of land from us pursuant to ground leases.
15)
Tenants collectively lease approximately 105,988 square feet of land from us pursuant to ground leases.
16)
Tenants collectively lease approximately 1,443,985 square feet of land from us pursuant to ground leases.
17)
Tenant leases approximately 200,073 square feet of land from us pursuant to a ground lease.
18)
The total square footage of our retail portfolio excludes the square footage of land subject to ground leases.
19)
Units represent the total number of apartment units available for rent at December 31, 2014.
20)
For the properties in our multifamily portfolio, annualized base rent is calculated by multiplying (a) base rental payments for the month ended December 31, 2014 by (b) 12.
21)
Average monthly base rent per leased unit represents the average monthly rent for all leased units for the month ended December 31, 2014.
22)
The Company lease the land underlying this property from the owner of the land pursuant to a ground lease.
23)
The annualized base rent for The Cosmopolitan includes $885,000 of annualized rent from 15 retail leases at the property.

Development Pipeline

$ in thousands
(1)  Represents estimates that may change as the development process proceeds
(2)  Estimated square footage includes land subject to ground lease and will be excluded from the portfolio square footage upon stabilization.
(3)  AHH earns a preferred return on equity prior to any distributions to JV partners
(4)  This property is located within the Virginia Beach Town Center
(5)  Approximately 83,000 square feet is leased to Clark Nexsen, an architectural firm and approximately 23,000 square feet is leased to the Development Authority of Virginia Beach
Schedule
(1)
Development, Not Delivered Location Estimated
(1)
Estimated
Cost
(1)
Cost Incurred
through
12/31/2014 Start
Initial
Occupancy
Stabilized
Operation
AHH
Ownership % Property Type %leased Anchor Tenants
Oceaneering Chesapeake, VA 155,000 sf $26,000 $22,000 4Q13 1Q15 1Q15 100% Office 100% Oceaneering
Sandbridge Commons Virginia Beach, VA 70,000 sf (2) 13,000 9,000 4Q13 1Q15 4Q15 100% Retail 86% Harris Teeter
Commonwealth of VA - Chesapeake Chesapeake, VA 36,000 sf 7,000 7,000 2Q14 1Q15 1Q15 100% Office 100% Commonwealth of Virginia
Commonwealth of VA - Virginia Beach Virginia Beach, VA 11,000 sf 3,000 3,000 2Q14 1Q15 1Q15 100% Office 100% Commonwealth of Virginia
Lightfoot Marketplace Williamsburg, VA 88,000 sf
(2)
24,000 11,000 3Q14 1Q16 2Q17
60%
(3)
Retail 60% Harris Teeter
Johns Hopkins Village Baltimore, MD 157 units 65,000 2,000 1Q15 3Q16 4Q16 80% Multifamily NA NA
138,000 54,000
Schedule
(1)
Development, Delivered Not Stabilized Location Estimated
(1)
Estimated
Cost
(1)
Cost Incurred
through
12/31/2014 Start
Initial
Occupancy
Stabilized
Operation
AHH
Ownership %
(1)
Property Type %leased Anchor Tenants
4525 Main Street
(4) Virginia Beach, VA 239,000 sf (3) $50,000 $44,000 1Q13 3Q14 1Q16 100% Office
56%
(5) Clark Nexsen, Development Authority
of Virginia Beach , Anthropologie
Greentree Shopping Center Chesapeake, VA 18,000 sf (2) 6,000 5,000 4Q13 3Q14 3Q15 100% Retail 73% Wawa
Encore Apartments
(4)
Virginia Beach, VA 286 units 34,000 31,000 1Q13 3Q14 4Q15 100% Multifamily NA NA
Whetstone Apartments Durham, NC 203 units 29,000 27,000 2Q13 3Q14 4Q15 100% Multifamily NA NA
119,000 107,000
Schedule
Re-Development Location Estimated Estimated Cost
Cost Incurred
through
12/31/2014 Start Complete Property Type %leased Anchor Tenants
Dick's at Town Center Virginia Beach, VA 20,000 sf $2,000 $2,000 1Q14 4Q14 Retail 100% USI
Total $259,000 $163,000

Acquisitions & Dispositions

$ in thousands
(1)  Closed on 1/5/2015
Estimated
Pending Acquisitions Location Approximately Purchase Price Purchase Date
AHH
Ownership % Property Type %leased Anchor Tenants
2 Grocery Anchor Shopping Centers MD 185,000 sf $39,500 1Q15 100% Retail 90% Grocery
Dispositions Location Approximately Sale Price
Disposition
Date
AHH
Ownership % Property Type %leased Anchor Tenants
Sentara Williamsburg Williamsburg, VA 49,200 sf $15,450
1Q15
(1) 100% Office 100% Sentara

Construction Business Summary

$ in thousands
Gross Profit Summary
Q4 2014 YTD 2014
(Unaudited)
Revenue $32,060 $103,321
Expense (30,947) (98,754)
Gross Profit $1,113 $4,567
Location
Total Contract
Value
Work in Place as
of 12/31/2014 Backlog
Estimated Date
of Completion
Projects Greater than $5.0M
Exelon Baltimore, MD $168,764 $42,785 $125,979 1Q 2016
City of Suffolk Municipal Center Suffolk, VA 25,375                 23,221                 2,154                    2Q 2015
Four Seasons Condominium Expansion Baltimore, MD 24,053                 3,073                    20,980                 4Q 2015
Sub Total 218,192              69,079                 149,113
Projects Less than $5.0M 144,666              134,640              10,026
Total $362,858 $203,719 $159,139

Operating Results & Property- Type Segment Analysis

Same Store NOI by Segment

(Reconciliation to GAAP located in appendix pg. 38)
$ in thousands
Three months ended 12/31 Year ended 12/31
2014 2013 $ Change % Change 2014 2013 $ Change % Change
Office
(1)
(Unaudited) (Unaudited)
Revenue $6,499 $6,353 $146 2% $25,640 $25,117 $523 2%
Expenses 2,036 1,903 133 7% 8,208 7,816 392 5%
Net Operating Income 4,463 4,450 13 0% 17,432 17,301 131 1%
Retail
(1)
Revenue 5,780 5,684 96 2% 20,874 20,474 400 2%
Expenses 1,712 1,725 (13) -1% 6,487 6,525 (38) -1%
Net Operating Income 4,068 3,959 109 3% 14,387 13,949 438 3%
Multifamily
(1)
Revenue 2,974 2,784 190 7% 7,758 7,494 264 4%
Expenses 1,277 1,254 23 2% 3,555 3,441 114 3%
Net Operating Income 1,697 1,530 167 11% 4,203 4,053 150 4%
Same Store Net Operating Income (NOI), GAAP basis $10,228 $9,939 $289 3% $36,022 $35,303 $719 2%
Net effect of straight-line rents (198) (187) (11) 6% (1,022) (571) (451) 79%
Amortization of lease incentives and above (below) market rents 159 142 17 12% 716 738 (22) -3%
Same store portfolio NOI, cash basis $10,189 $9,894 $295 3% $35,716 $35,470 $246 1%
Cash Basis:
Office $4,232 $4,131 $101 2% $16,075 $16,257 ($182) -1%
Retail 4,229 4,205 24 1% 15,422 15,140 282 2%
Multifamily 1,728 1,558 170 11% 4,219 4,073 146 4%
$10,189 $9,894 $295 3% $35,716 $35,470 $246 1%
GAAP Basis:
Office $4,463 $4,450 $13 0% $17,432 $17,301 $131 1%
Retail 4,068 3,959 109 3% 14,387 13,949 438 3%
Multifamily 1,697 1,530 167 11% 4,203 4,053 150 4%
$10,228 $9,939 $289 3% $36,022 $35,303 $719 2%
(1)  See page 37 for Same Store vs. Non - Same Store Properties

Top 10 Tenants by Annual Base Rent

As of December 31, 2014
Office
Tenant
Number
of Leases
Number
of
Properties Properties
Lease
Expiration
Annualized
Base Rent
% of Office
Portfolio
Annualized
Base Rent
% of Total
Portfolio
Annualized
Base Rent
Williams Mullen 3 2 Armada Hoffler Tower, Richmond Tower 3/22/2026 $7,978,920 33.0% 13.9%
Clark Nexsen 1 1 4525 Main Street 9/30/2029 2,390,656 9.9% 4.2%
Sentara Medical Group 1 1 Sentara Williamsburg
(1)
3/31/2023 1,006,140 4.2% 1.7%
Cherry Bekaert 3 3 Armada Hoffler Tower, Richmond Tower, Oyster Point 1/31/2025 958,984 4.0% 1.7%
Hampton University 2 1 Armada Hoffler Tower 2/28/2023 891,087 3.7% 1.5%
GSA 1 1 Oyster Point 4/26/2017 856,448 3.5% 1.5%
Troutman Sanders 1 1 Armada Hoffler Tower 1/31/2025 805,605 3.3% 1.4%
The Art Institute 1 1 Two Columbus 12/31/2019 787,226 3.3% 1.4%
Pender & Coward 1 1 Armada Hoffler Tower 1/31/2030 781,536 3.2% 1.4%
Kimley Horn 1 1 Two Columbus 12/31/2018 682,162 2.8% 1.2%
Top 10 Total $17,138,764 70.8% 29.8%
Retail
Tenant
Number
of Leases
Number
of
Properties Properties
Lease
Expiration
Annualized
Base Rent
% of Retail
Portfolio
Annualized
Base Rent
% of Total
Portfolio
Annualized
Base Rent
Home Depot 2 2 Broad Creek Shopping Center, North Point Center 12/3/2019 $2,189,900 9.5% 3.8%
Harris Teeter 2 2 Tyre Neck Harris Teeter, Hanbury Village 10/16/2028 1,430,532 6.2% 2.5%
Food Lion 3 3 Broad Creek Shopping Center, Bermuda Crossroads,
Gainsborough Square
3/19/2020 1,282,568 5.6% 2.2%
Dick's Sporting Goods 1 1 Dick's at Town Center 1/31/2020 798,000 3.5% 1.4%
Regal Cinemas 1 1 Harrisonburg Regal 4/23/2019 683,550 3.0% 1.2%
PetSmart 2 2 Broad Creek Shopping Center, North Point Center 7/21/2018 618,704 2.7% 1.1%
Kroger 1 1 North Point Center 8/31/2018 552,864 2.4% 1.0%
Yard House 1 1 Commerce Street Retail 11/30/2023 538,000 2.3% 0.9%
Rite Aid 2 2 Gainsborough Square, Parkway Marketplace 5/29/2019 484,193 2.1% 0.8%
Walgreens 1 1 Hanbury Village 12/31/2083 447,564 1.9% 0.8%
Top 10 Total $9,025,875 39.3% 15.7%
(1) Sold 1/5/15

Office Lease Summary

Renewal Lease Summary
(1)
GAAP Cash
Quarter
Number of
Leases
Signed
Net rentable
SF Signed
Leases
Expiring
Net rentable
SF Expiring
Contractual
Rent per SF
Prior Rent
per SF
Annual
Change in
Rent per SF
Contractual
Rent per SF
Prior Rent
per SF
Annual Change
in Rent per SF
Weighted
Average Lease
Term
TI, LC, &
Incentives
TI, LC, &
Incentives
per SF
4th Quarter 2014 6                      26,386           3                      5,726             $21.08 $21.23 ($0.15) $20.50 $22.14 ($1.65) 3.65                      $182,728 $6.93
3rd Quarter 2014 3                      6,859             2                      6,082             18.50                 19.63         (1.13)              18.48             19.85           (1.36)                   2.62                      68,913               10.05
2nd Quarter 2014 2                      18,824           1                      8,452             25.12                 24.33         0.79                25.37             27.55           (2.18)                   7.75                      204,718            10.88
1st Quarter 2014 1                      25,506           2                      5,430             32.28                 26.66         5.63                29.95             29.25           0.70                    10.00                   1,315,127         51.56
New Lease Summary
(1)
Quarter
Number of
Leases
Signed
Net rentable
SF Signed
Contractual
Rent per SF
Weighted
Average
Lease Term
TI, LC, &
Incentives
TI, LC, &
Incentives
per SF
4th Quarter 2014 1                      4,754             $17.50 10.00             $103,266 $21.72
3rd Quarter 2014 2                      2,853             22.65             2.56               55,892              19.59
2nd Quarter 2014 4                      6,948             20.18             4.28               190,255            27.38
1st Quarter 2014 2                      5,430             24.12             1.00               5,239                 0.96
(1) Excludes leases for space occupied by AHH.

2015
2016
2017
2018
2019
2020
2021
2022
2023
Thereafter

ARMADA HOFFLER PROPERTIES

Office Lease Expirations

1.8%
4.0%
6.5%
18.3%
9.4%
4.9%
4.0%
5.4%
10.6%
35.2%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
Year of Lease Expiration
Number of
Leases
Expiring
Square
Footage of
Leases
Expiring
% Portfolio
Net Rentable
Square Feet
Annualized
Base Rent
% of Portfolio
Annualized
Base Rent
Annualized Base
Rent per Leased
Square Foot
Available - 43,974 4.8% $0 - $0.00
2015 12 17,012 1.9% 424,967 1.8% 24.98
2016 15 41,197 4.5% 977,367 4.0% 23.72
2017 6 65,186 7.1% 1,564,421 6.5% 24.00
2018 19 162,718 17.7% 4,435,761 18.3% 27.26
2019 10 95,977 10.5% 2,268,983 9.4% 23.64
2020 5 43,731 4.8% 1,176,453 4.9% 26.90
2021 4 41,363 4.5% 973,852 4.0% 23.54
2022 3 48,117 5.2% 1,295,525 5.4% 26.92
2023 4 115,889 12.6% 2,578,196 10.6% 22.25
Thereafter
8 242,998 26.5% 8,515,178 35.2% 35.04
Total / Weighted Average 86 918,162 100.0% 24,210,702 $ 100.0% $27.70

Retail Lease Summary

Renewal Lease Summary
(1)
GAAP Cash
Quarter
Number of
Leases
Signed
Net rentable
SF Signed
Leases
Expiring
Net
rentable SF
Expiring
Contractual
Rent per SF
Prior Rent
per SF
Annual Change
in Rent per SF
Contractual
Rent per SF
Prior Rent
per SF
Annual Change
in Rent per SF
Weighted
Average Lease
Term
TI, LC, &
Incentives
TI, LC, &
Incentives
per SF
4th Quarter 2014 6                      17,361           2                    2,991          $24.91 $21.35 $3.57 $24.80 $23.10 $1.71 4.37                      $18,858 $1.09
3rd Quarter 2014 6                      26,900           3                    6,012          17.64                16.19          1.45                    17.76               16.98         0.78                      5.11                      44,109          1.64
2nd Quarter 2014 6                      12,916           2                    3,842          20.47                19.66          0.81                    20.20               20.65         (0.46)                     1.87                      5,730             0.44
1st Quarter 2014 5                      23,857           3                    6,540          20.84                20.41          0.43                    21.18               21.82         (0.64)                     4.55                      63,339          2.65
New Lease Summary
(1)
Quarter
Number of
Leases
Signed
Net rentable
SF Signed
Contractual
Rent per SF
Weighted
Average
Lease Term
TI, LC, &
Incentives
TI, LC, &
Incentives
per SF
4th Quarter 2014 1                      2,140             $16.00 5.00            $2,140 $1.00
3rd Quarter 2014 7                      35,574           20.30           6.83            522,738           14.69
2nd Quarter 2014 4                      10,574           25.73           7.78            1,071,485        101.33
1st Quarter 2014 1                      3,160             16.25           10.50          126,558           40.05
(1) Excludes leases from space occupied by AHH

2015
2016
2017
2018
2019
2020
2021
2022
2023
Thereafter

ARMADA HOFFLER PROPERTIES

Retail Lease Expiration

Year of Lease Expiration
Number of
Leases
Expiring
Square
Footage of
Leases
Expiring
% Portfolio
Net Rentable
Square Feet
Annualized
Base Rent
% of Portfolio
Annualized
Base Rent
Annualized Base
Rent per Leased
Square Foot
Available - 43,386 3.6% $0 -     $0.00
2015 16 51,906 4.3% 1,063,979 5.4% 20.50
2016 23 73,259 6.1% 1,651,561 8.4% 22.54
2017 25 152,603 12.7% 2,223,266 11.4% 14.57
2018 23 136,687 11.4% 2,034,025 10.4% 14.88
2019 25 327,441 27.3% 4,795,310 24.5% 14.64
2020 18 200,877 16.7% 2,770,104 14.1% 13.79
2021 5 25,204 2.1% 740,832 3.8% 29.39
2022 6 83,588 7.0% 1,216,663 6.2% 14.56
2023 6 49,460 4.1% 1,331,093 6.8% 26.91
Thereafter
11 56,327 4.7% 1,759,270 9.0% 31.23
Total / Weighted Average 158 1,200,738 100.0% 19,586,105 $ 100.0% $16.92
5.4%
8.4%
11.4%
10.4%
24.5%
14.1%
3.8%
6.2%
6.8%
9.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%

Historical Occupancy

(1) Office and retail occupancy based on occupied square feet as a % of respective total
(2) Multifamily occupancy based on occupied units as a % of respective total
(3) Total occupancy weighted by annualized base rent
Occupancy - All Properties as of
Sector 12/31/2014 9/30/2014 6/30/2014 3/31/2014 12/31/2013
Office
(1)
95.2% 94.8% 95.3% 95.4% 95.2%
Retail
(1)
96.4% 94.7% 93.5% 93.4% 93.4%
Multifamily
(2)
95.7% 96.6% 94.9% 94.2% 94.2%
Weighted Average
(3)
95.7% 95.1% 94.6% 94.5% 94.4%

Multifamily Occupancy

Occupancy Summary - Smiths Landing (284 available units)
Quarter Ended
Number of Units
Occupied
Percentage
Occupied
(1)
Annualized Base
Rent
(2)
Average Monthly Rent
per Occupied Unit
12/31/2014 278 97.9% $3,472,020 $1,041
9/30/2014 274 96.5% 3,379,428                       1,028
6/30/2014 273 96.1% 3,321,096                       1,014
3/31/2014 283 99.6% 3,430,260                       1,010
12/31/2013 282 99.3% 3,382,380                       1,000
Occupancy Summary - The Cosmopolitan (342 available units)
Quarter Ended
Number of Units
Occupied
Percentage
Occupied
(1)
Annualized Base
Rent
(2)(4)
Average Monthly Rent
per Occupied Unit
(3)
12/31/2014 321 93.9% $6,052,488 $1,571
9/30/2014 331 96.8% 6,218,892                       1,566
6/30/2014 321 93.9% 6,042,132                       1,569
3/31/2014 307 89.8% 5,799,564                       1,574
12/31/2013 308 90.1% 5,721,144                       1,548
(1)
Total units occupied as of each respective date
(2)
Annualized base rent is calculated by multiplying (a) contractual rent due from our tenants for the last month of the respective quarter by (b) 12
(3)
Average Monthly Rent per Occupied Unit is calculated as (a) annualized base rent divided by (b) the number of occupied units as of the end of the respective date.
(4)
Excludes annualized base rent from retail leases

Components of NAV
Stabilized Portfolio NOI x Market Cap Rate = Stabilized Portfolio Value
Investment in Unstabilized Development Pipeline
Stabilized Development Pipeline NOI x Market Cap Rate = Stabilized Development Portfolio Value
Annualized General Contracting and Real Estate Services x Appropriate Multiple = TRS Value
Other Assets
Liabilities
NAV

Net Asset Value Component Data

$ in thousands
(1) Includes leases for space occupied by Armada Hoffler which are eliminated for GAAP purposes
(2) Completed Not Stabilized properties are presented in our Consolidated Balance Sheet as Income Producing Property
Stabilized Portfolio NOI (Cash) Other Assets
Three months
ended Annualized As of 12/31/2014
12/31/2014 12/31/2014 Other Assets
Diversified Portfolio
Cash and Cash Equivalents $25,883
Office $2,050 $8,200 Restricted Cash 4,224
Retail 3,493 13,972 Accounts Receivable 20,548
Multifamily 613 2,452 Construction receivables, including retentions 19,432
Total Diversified Portfolio NOI $6,156 $24,624 Other Assets 33,380
Total Other Assets $103,467
Virginia Beach Town Center
Office
(1)
$2,338 $9,352 Liabilities & Share Count
Retail
(1)
1,252 5,008 As of 12/31/2014
Multifamily 1,115 4,460 Liabilities
Total Virginia Beach Town Center NOI
$4,705 $18,820 Mortgages and notes payable $359,229
Accounts payable and accrued liabilities 8,358
Stabilized Portfolio NOI (Cash) $10,861 $43,444 Construction payables, including retentions 42,399
Other Liabilities 19,014
Development Pipeline Total Liabilities $429,000
12/31/2014
Construction in Progress:  (pg. 9  balance sheet) $81,082
Three months
ended
99,115 Share Count 12/31/2014
Weighted Average Common Shares Outstanding 25,020
Taxable REIT Subsidiary (TRS)
Weighted Average Operating Partnership ("OP") Units Outstanding
14,776
Full Year Total Weighted Average Common shares and OP units outstanding 39,796
12/31/2014
General Contracting and Real Estate Services $4,567
Development Pipeline Completed Not Stabilized at Cost

(2)

Appendix – Definitions & Reconciliations

Definitions
Net Operating Income:
Funds From Operations:

We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements and other revenue) less property expenses (rental expenses and real estate taxes).  For our office, retail and multifamily segments, NOI excludes general contracting and real estate services expenses, depreciation and amortization, general and administrative expenses, and impairment charges. Other REITs may use different methodologies for calculating
NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI.  NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, net operating income should not be considered an alternative to cash flows as a measure of liquidity.  We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. (Reconciliation to GAAP located in appendix pg. 40)
We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures.
FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance.
Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs.
Other equity REITs may not calculate FFO in accordance with the NAREIT definition as we do, and, accordingly, our
FFO may not be comparable to such other REITs’ FFO.

Definitions
Normalized Funds From Operations:
Core Funds From Operations:

We calculate Core Funds From Operations ("Core FFO") as Normalized FFO adjusted for mark-to-market adjustments on interest rate derivatives, noncash stock compensation expense and the impact of development pipeline projects that are still in lease-up.  We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy.
Management believes that the computation of FFO in accordance to NAREIT’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the
Company’s period-over-period performance.  Our calculation of Core FFO differs from NAREIT's definition of FFO.
Other equity REITs may not calculate Core FFO in the same manner as us, and, accordingly, our Core FFO may not be comparable to other REITs' Core FFO.
We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by NAREIT, adjusted for acquisition, development and other pursuit costs, gains or losses from the early extinguishment of debt, impairment charges, mark-to-market adjustments on interest rate derivatives and other nonrecurring or noncomparable items.
Management believes that the computation of FFO in accordance to NAREIT’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the
Company’s period-over-period performance.  Our calculation of Normalized FFO differs from NAREIT's definition of FFO
Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs' Normalized FFO.

Definitions
Adjusted Funds From Operations:
EBITDA:

We calculate Adjusted Funds From Operations (“AFFO”) as Core FFO, (i) excluding the impact of tenant improvement and leasing commission costs, capital expenditures, the amortization of deferred financing fees, derivative (income)
loss, the net effect of straight-line rents and the amortization of lease incentives and net above (below) market rents and (ii) adding back the impact of development pipeline projects that are still in lease-up and government development grants that are not included in FFO.
Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs.
We calculate EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes and depreciation and amortization. Management believes EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results.

Definitions
Core EBITDA:
We calculate Core EBITDA as EBITDA, excluding certain items, including, but not limited to, non-recurring or extraordinary gains (losses), early extinguishment of debt, derivative (income) losses, acquisition costs and the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our ongoing operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other
REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs.
Core Debt:
We calculate Core Debt as our total debt, excluding any construction loans associated with our development pipeline.
Same Store Portfolio:
We define same store properties as including those properties that were owned and operated for the entirety of the period being presented and excluding properties that were in lease-up during the period present.  We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy.  The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.

Same Store vs. Non-Same Store Properties

Same Store Non-Same Store Same Store Non-Same Store
Office Properties
Armada Hoffler Tower X X
One Columbus X X
Two Columbus X X
Richmond Tower X X
Oyster Point X X
Sentara Williamsburg X X
4525 Main Street X X
Virginia Natural Gas X X
Retail Properties
Bermuda Crossroads X X
Broad Creek Shopping Center X X
Courthouse 7-Eleven X X
Dimmock Square X X
Gainsborough Square X X
Hanbury Village X X
North Point Center X X
Parkway Marketplace X X
Harrisonburg Regal X X
Dick’s at Town Center X X
249 Central Park Retail X X
Studio 56 Retail X X
Commerce Street Retail X X
Fountain Plaza Retail X X
South Retail X X
Tyre Neck Harris Teeter X X
Greentree Shopping Center X X
Multifamily Properties
Encore Apartments X X
Smith’s Landing X X
The Cosmopolitan X X
Liberty Apartments X X
Whetstone Apartments X X
Comparison of Year Ended
December 31, 2014 to 2013
Comparison of Three Months Ended
December 31, 2014 to 2013

Reconciliation to GAAP - Segment Portfolio NOI

$ in thousands
(1)  See page 37 for Same Store vs. Non-Same Store Properties
Three months ended 12/31 Year ended 12/31
2014 2013 2014 2013
Office Same Store
(1)
Rental revenues $6,499 $6,353 $25,640 $25,117
Property expenses 2,036                 1,903                 8,208                 7,816
NOI 4,463                 4,450                 17,432              17,301
Non-Same Store NOI 744                     149                     1,685                 601
Segment NOI $5,207 $4,599 $19,117 $17,902
Retail Same Store
(1)
Rental revenues $5,780 $5,684 $20,874 $20,474
Property expenses 1,712                 1,725                 6,487                 6,525
NOI 4,068                 3,959                 14,387              13,949
Non-Same Store NOI 531                     -                      2,461                 1,027
Segment NOI $4,599 $3,959 $16,848 $14,976
Multifamily Same Store
(1)
Rental revenues $2,974 $2,784 $7,758 $7,494
Property expenses 1,277                 1,254                 3,555                 3,441
NOI 1,697                 1,530                 4,203                 4,053
Non-Same Store NOI 69                       -                      2,168                 1,440
Segment NOI 1,766                 1,530                 $6,371 $5,493
Total Segment Portfolio NOI $11,572 $10,088 $42,336 $38,371

Reconciliation to GAAP - Segment Portfolio NOI

$ in thousands
Three months ended 12/31/2014
Diversified Portfolio Office Retail Multifamily Total
Cash NOI $2,050 $3,493 $613 $6,156
Net effect of straight-line rents 192 (100) (13) 79
Amortization of lease incentives and (above) below market rents (12) 46 (13) 21
GAAP NOI $2,230 $3,439 $587 $6,256
Town Center of Virginia Beach Office Retail Multifamily Total
Cash NOI $2,338 $1,252 $1,115 $4,705
Net effect of straight-line rents 79 53 (5) 127
Amortization of lease incentives and (above) below market rents (28) (145) - (173)
Elimination of AHH rent (156) (74) - (230)
GAAP NOI $2,233 $1,086 $1,110 $4,429
GAAP NOI Office Retail Multifamily Total
Diversified Portfolio $2,230 $3,439 $587 $6,256
Town Center of Virginia Beach 2,233 1,086 1,110 4,429
Unstabilized Properties 744 74 69 887
Total Segment Portfolio GAAP NOI $5,207 $4,599 $1,766 $11,572

Reconciliation to GAAP - Segment Portfolio NOI
$ in thousands

Office Retail Multifamily
Total Rental
Properties
General Contracting &
Real Estate Services Total
Segment revenues 7,464 $                   6,397 $                   3,660 $                   17,521 $                32,060 $                            49,581 $
Segment expenses 2,257 1,798 1,894 5,949 30,947 36,896
Net operating income 5,207 $                   4,599 $                   1,766 $                   11,572 $                1,113 $                              12,685 $
Depreciation and amortization (4,976)
General and administrative expenses (1,943)
Acquisition, development and other pursuit costs (55)
Impairment charges -
Interest expense (2,671)
Gain on dispositions 2,211
Other expense (90)
Income tax benefit 65
Net income 5,226 $
Office Retail Multifamily
Total Rental
Properties
General Contracting &
Real Estate Services Total
Segment revenues 27,827 $                23,956 $                12,963 $                64,746 $                103,321 $                         168,067 $
Segment expenses 8,710 7,108 6,592 22,410 98,754 121,164
Net operating income 19,117 $                16,848 $                6,371 $                   42,336 $                4,567 $                              46,903 $
Depreciation and amortization (17,569)
General and administrative expenses (7,711)
Acquisition, development and other pursuit costs (229)
Impairment charges (15)
Interest expense (10,648)
Gain on dispositions 2,211
Other expense (113)
Income tax provision (70)
Net income 12,759 $
Three months ended 12/31/2014
Year ended 12/31/2014